                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1


                              AFC ENTERPRISES, INC.
              INDEX TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


                                                                          PAGE
                                                                          ----

  Pro Forma Consolidated Financial Statements (Unaudited):

  Pro Forma Consolidated Balance Sheet as of October 3, 2004..........    P-4

  Pro Forma Consolidated Statement of Operations for the
    Year Ended December 28, 2003......................................    P-5

  Pro Forma Consolidated Statement of Operations for the
     Forty Week Period Ended October 3, 2004..........................    P-6

  Notes to Pro Forma Consolidated Financial Statements................    P-7

                              AFC ENTERPRISES, INC.
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

         On November 4, 2004, we closed the sale of our Cinnabon, Inc. ("CII") subsidiary to Focus Brands Inc. for $21.0 million in cash. The transaction includes the sale of certain franchise rights for Seattle's Best Coffee, which were retained following the sale of Seattle Coffee to Starbucks Corporation in July 2003. Cash proceeds from the sale, net of transaction-related costs, are estimated at $18.3 million.

         On December 28, 2004, we closed the sale of our Church's Chicken ("Church's") brand to an affiliate of Crescent Capital Investments, Inc. Under the terms of the sale, as amended on the closing date, subject to customary closing adjustments, we received $379.1 million in cash and a $7.0 million subordinated note. Concurrent with the sale of Church's, we sold certain real property to a Church's franchisee for $3.7 million in cash. The combined cash proceeds of these two sales, net of transaction-related costs, are estimated at $372.5 million.

         The following unaudited pro forma consolidated financial statements have been prepared to give effect to the sale of CII, the sale of Church's and the sale of certain real property to a Church's franchisee.

         Pursuant to the terms of our 2002 Credit Facility, as amended, we (i) used $16.5 million of the proceeds from the sale of CII to pay down long-term debt and (ii) transferred $125.5 million of the proceeds from the sale of Church's into an account whereby $10.0 million of the amount was used to pay down long-term debt with the remaining balance collateralizing our outstanding indebtedness under the facility and other contingencies. Management is currently considering AFC's options for restructuring its current outstanding indebtedness.

         Management and AFC's Board of Directors are also evaluating the most appropriate use of the net proceeds from the CII and Church's sales, with the goal of enhancing shareholder value.

         The unaudited pro forma consolidated balance sheet has been prepared assuming that the transactions described above were completed on October 3, 2004. The unaudited pro forma consolidated statements of operations have been prepared assuming the transactions described above were completed on December 30, 2002 (the first day of fiscal year 2003).

         The pro forma adjustments are based upon available information and contain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma consolidated financial statements are provided for informational purposes only and do not purport to be indicative of AFC's financial condition or the results of operations that would actually have been realized had such transactions been completed for the periods or as of the dates presented or that may be realized in the future.

AFC ENTERPRISES,INC.
PRO FORMA BALANCE SHEET
AS OF OCTOBER 3, 2004
(IN MILLIONS)

                                                                                 ADJUSTMENTS
                                                    ----------------------------------------------------------------
                                      HISTORICAL     HISTORICAL        CINNABON       HISTORICAL         CHURCH'S       PRO FORMA
                                         AFC         CINNABON         PRO FORMA        CHURCH'S         PRO FORMA         AFC
                                     CONSOLIDATED  BALANCE SHEET(1) ADJUSTMENTS(2)  BALANCE SHEET(1)  ADJUSTMENTS(2)  BALANCE SHEET
                                     ------------  ---------------- --------------  ----------------  --------------  -------------

ASSETS
CURRENT ASSETS:
  Cash and cash equivalents ........  $   12.5       $  --            $ 1.8(3)        $   --          $  247.0(3)       $  261.3
  Accounts and current notes
    receivable, net ................      18.1          --               --             (6.5)               --              11.6
  Prepaid income taxes .............      18.1          --               --               --                --              18.1
  Assets of discontinued
   operations ......................      31.4       (31.4)              --               --                --                --
  Other current assets .............      18.7          --             (0.6)(4)         (4.8)              8.8(4)           22.1
                                      --------      ------          -------          -------          --------          --------
       Total current assets ........      98.8       (31.4)             1.2            (11.3)            255.8             313.1
                                      --------      ------          -------          -------          --------          --------

LONG-TERM ASSETS:
  Property and equipment, net ......     163.4          --               --           (112.1)               --              51.3
  Goodwill .........................      10.6          --               --             (1.0)               --               9.6
  Trademarks and other
    intangible assets, net .........      61.1          --               --            (18.3)               --              42.8
  Other long-term assets, net ......      13.7          --             13.5(4)          (1.2)            112.9(4)          138.9
                                      --------      ------          -------          -------          --------          --------
       Total long-term assets ......     248.8          --             13.5           (132.6)            112.9             242.6
                                      --------      ------          -------          -------          --------          --------

       Total assets ................  $  347.6      $(31.4)         $  14.7          $(143.9)         $  368.7          $  555.7
                                      ========      =======         =======          =======          ========          ========

LIABILITIES AND SHAREHOLDERS'
 EQUITY
CURRENT LIABILITIES:
  Accounts payable (See Note 11) ...  $   38.7       $  --            $  --          $ (13.0)         $   97.9(6)       $  123.6
  Accrued liabilities ..............      18.9          --               --             (6.7)               --              12.2
  Current debt maturities ..........       9.6          --               --               --                --               9.6
  Liabilities of discontinued
   operations (See Note 11) ........       9.2        (9.2)              --             (0.1)               --              (0.1)
                                      --------      ------          -------          -------          --------          --------
     Total current liabilities .....      76.4        (9.2)              --            (19.8)             97.9             145.3
                                      --------      ------          -------          -------          --------          --------

LONG-TERM LIABILITIES:
  Long-term debt ...................     101.3          --            (16.5)(5)         (1.5)            (10.0)(5)          73.3
  Deferred credits and other
    long-term liabilities ..........      43.8          --             (3.8)(6)        (10.9)             (5.7)(6)          23.4
                                      --------      ------          -------          -------          --------          --------
     Total long-term liabilities ...     145.1          --             20.3)           (12.4)            (15.7)             96.7
                                      --------      ------          -------          -------          --------          --------


SHAREHOLDERS' EQUITY:
  Common stock .....................       0.3          --               --               --                --               0.3
  Capital in excess of par value ...     153.4          --               --               --                --             153.4
  Notes receivable from officers,
   including accrued interest ......      (1.4)         --               --               --                --              (1.4)
  Accumulated losses ...............     (26.2)      (22.2)            35.0           (111.7)            286.5             161.4
                                      --------      ------          -------          -------          --------          --------

    Total shareholders' equity .....     126.1       (22.2)            35.0           (111.7)            286.5             313.7
                                      --------      ------          -------          -------          --------          --------


    Total liabilities and
      shareholders' equity .........  $  347.6     $ (31.4)         $  14.7          $(143.9)         $  368.7          $  555.7
                                      ========     =======          =======          =======          ========          ========


See accompanying notes to pro forma financial statements.

AFC ENTERPRISES, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 28, 2003
(IN MILLIONS)

                                                                               ADJUSTMENTS
                                                             ----------------------------------------------
                                                                LESS:             LESS:            ADD:             AFC
                                             HISTORICAL      HISTORICAL        HISTORICAL         OTHER           PRO FORMA
                                                AFC           CINNABON          CHURCH'S         PRO FORMA      STATEMENT OF
                                            CONSOLIDATED    CONSOLIDATED (7)  CONSOLIDATED(7)   ADJUSTMENTS      OPERATIONS
                                            ------------    ----------------  --------------    -----------     ------------

REVENUES:
  Sales by company-operated
    restaurants .........................     $   323.4         $   31.1         $  206.8        $   --            $   85.5
  Franchise revenues ....................         114.3             11.9             31.6            --                70.8
  Other revenues ........................          21.6              5.7             10.3            --                 5.6
                                              ---------         --------         --------        ------            --------
     Total revenues .....................         459.3             48.7            248.7            --               161.9
                                              ---------         --------         --------        ------            --------

EXPENSES:
  Restaurant employee, occupancy and
   other expenses .......................         169.6             21.8            100.9            --                46.9
  Restaurant food, beverages and
    packaging ...........................          94.9              6.9             61.3            --                26.7
  General and administrative expenses ...         107.3             14.2             26.7            --                66.4
  Depreciation and amortization .........          23.0              2.0             10.3            --                10.7
  Other expenses ........................          63.9             30.7              2.4            --                30.8
                                              ---------         --------         --------        ------            --------
     Total expenses .....................         458.7             75.6            201.6            --               181.5
                                              ---------         --------         --------        ------            --------

OPERATING PROFIT (LOSS) .................           0.6            (26.9)            47.1            --               (19.6)
  Interest expense, net .................           7.1              0.1              1.5          (1.5)(8)             4.0
                                              ---------         --------         --------        ------            --------


(LOSS) INCOME FROM CONTINUING
  OPERATIONS
  BEFORE INCOME TAXES ...................          (6.5)           (27.0)            45.6           1.5               (23.6)
  Income tax (benefit) expense ..........          (0.5)            (7.2)            17.1           0.6(9)             (9.8)
                                              ---------         --------         --------        ------            --------

NET (LOSS) INCOME FROM CONTINUING
  OPERATIONS ............................     $    (6.0)        $  (19.8)        $   28.5        $  0.9            $  (13.8)
                                              =========         ========         ========        ======            ========

BASIC EARNINGS (LOSS) PER SHARE (12):
  Net (loss) income from continuing
   operations ...........................     $   (0.22)                                                           $  (0.50)
                                              =========                                                            ========

DILUTED EARNINGS (LOSS) PER SHARE (12):
  Net (loss) income from continuing
   operations ...........................     $   (0.22)                                                          $   (0.50)
                                              =========                                                            ========

See accompanying notes to pro forma financial statements.

AFC ENTERPRISES, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE FORTY WEEKS ENDED OCTOBER 3, 2004
(IN MILLIONS)

                                                                             ADJUSTMENTS
                                                                 -----------------------------------
                                                                      LESS:                ADD:                AFC
                                                  HISTORICAL       HISTORICAL              OTHER             PRO FORMA
                                                     AFC            CHURCH'S             PRO FORMA         STATEMENT OF
                                                 CONSOLIDATED     CONSOLIDATED(10)       ADJUSTMENTS        OPERATIONS
                                                ---------------- ----------------        -----------       -------------

REVENUES:
  Sales by company-operated
   restaurants ............................          $   238.5        $ 168.2             $     --            $   70.3
  Franchise revenues ......................               81.6           26.0                   --                55.6
  Other revenues ..........................               11.8            7.9                   --                 3.9
                                                     ---------        -------               ------            --------
     Total revenues .......................              331.9          202.1                   --               129.8
                                                     ---------        -------               ------            --------

EXPENSES:
  Restaurant employee, occupancy and
   other expenses .........................              124.0           84.5                   --                39.5
  Restaurant food, beverages
   and packaging ..........................               74.0           52.1                   --                21.9
  General and administrative expenses .....               80.9           21.0                   --                59.9
  Depreciation and amortization ...........               16.6            8.2                   --                 8.4
  Other expenses ..........................                3.8            0.5                   --                 3.3
                                                     ---------        -------               ------            --------
     Total expenses .......................              299.3          166.3                   --               133.0
                                                     ---------        -------               ------            --------

OPERATING PROFIT (LOSS) ...................               32.6           35.8                   --                (3.2)
  Interest expense, net ...................                4.8            0.1                 (1.0)(8)             3.7
                                                     ---------        -------               ------            --------


(LOSS) INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES AND
  MINORITY INTEREST .......................               27.8           35.7                  1.0                (6.9)
  Income tax expense (benefit)  ...........                9.1           13.4                  0.4(9)             (3.9)
  Minority interest .......................                0.1                                  --                 0.1
                                                     ---------        -------               ------            --------

NET (LOSS) INCOME FROM
  CONTINUING OPERATIONS ...................          $    18.6        $  22.3               $  0.6            $   (3.1)
                                                     =========        =======               ======            ========

BASIC EARNINGS PER SHARE (12):
  Net (loss) income from
  continuing operations ...................          $    0.66                                                $  (0.11)
                                                     =========                                                ========

DILUTED EARNINGS PER SHARE (12):
  Net (loss) income from
   continuing operations ..................          $   0.64                                                  $ (0.11)
                                                     =========                                                ========

See accompanying notes to pro forma financial statements.

                             AFC ENTERPRISES, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

     BASIS OF PRESENTATION. The pro forma consolidated balance sheet has been prepared assuming that the CII and Church's dispositions and related use of proceeds were completed on October 3, 2004. The pro forma statements of operations have been prepared assuming that these transactions were completed on December 30, 2002 (the first day of fiscal year 2003). The following notes describe the adjustments made to the historical financial statements:

(1) To eliminate CII's and Church's historical balance sheets as of October 3, 2004.

(2) To record the pro forma sales of CII and Church's as of October 3, 2004, including the receipt of the net sale proceeds, the use of such proceeds to pay down long-term debt, the recognition of a tax receivable of $13.5 million resulting from the capital loss incurred on the sale of CII and the recognition of $92.8 million of tax liabilities, net of certain adjustments to deferred tax assets and deferred tax liabilities, resulting from the sale of Church's.

         As of October 3, 2004, our CII operations were classified as discontinued operations and our Church's operations were classified as a component of continuing operations.

(3) The components of our pro forma cash adjustments at October 3, 2004 include:

  (in millions)                                                     CII                      Church's
                                                          ------------------------    -----------------------
  Estimated net proceeds from sale                                 $ 18.3                    $ 372.5
  Restricted cash                                                      --                     (115.5)
  Pay down of debt                                                  (16.5)                     (10.0)
                                                                   ------                    -------
  Pro forma adjustment                                             $  1.8                    $ 247.0
                                                                   ======                    =======

(4) The pro forma adjustments to other current assets and other long-term assets, net at October 3, 2004 include (i) amounts relating to deferred income taxes recorded in the sale transactions, (ii) for Church's, $9.6 million to other current assets and $105.9 million to other long-term assets, net, representing monies deposited into a restricted account in accordance with our 2002 Credit Facility, as amended, and
         (iii) a $7.0 million note receivable arising from the Church's sale. Management is currently considering AFC's options for restructuring its current outstanding indebtedness.

(5) The pro forma decreases in long-term debt at October 3, 2004 include payments to reduce our 2002 Credit Facility ($16.5 million from the net proceeds of the CII sale and $10.0 million from the net proceeds of the Church's sale), $0.7 million of Church's capital lease obligations assumed by the buyer and $0.8 million of other debt.

(6) The $97.9 million Church's pro forma adjustment to accounts payable as of October 3, 2004 is the current pro forma tax obligation arising from the pro forma gain on sale of Church's.

         The pro forma adjustment to deferred credits and other long-term liabilities relates to deferred income tax liabilities recorded in the sales transactions.

(7) To eliminate CII's and Church's historical operations and associated net loss and income for the fiscal year ended December 28, 2003. The effective tax rate for CII includes consideration of permanent tax differences associated with the write-down of non-deductible goodwill balances recorded in 2003.

(8) To reflect the reduction of interest expense in the statement of operations resulting from (i) the pay down of AFC's long-term debt with the proceeds received from the sale of CII and Church's, of $0.9 and $0.6 for the year ended December 28, 2003 and for the forty weeks ended October 3, 2004, respectively and (ii) the interest income on the note receivable recorded as part of the purchase price from the sale of Church's of $0.6 and $0.4 for the year ended December 28, 2003 and for the forty weeks ended October 3, 2004, respectively. The pro forma statement of operations does not include any assumed interest income from the net cash proceeds of the CII and Church's sales.

(9) To adjust income tax expense in the statement of operations for the impact of pro forma adjustments. A statutory rate of 37.6% was used.

(10) To eliminate Church's historical operations and net income for the forty-week period ending October 3, 2004. Because CII's operations were not reflected in continuing operations for this period, there were no associated pro forma adjustments in this pro forma statement.

(11) The historical AFC consolidated amounts for accounts payable and liabilities of discontinued operations as of October 3, 2004 have been restated from amounts previously reported to eliminate a $13.7 million dollar inter-company receivable at AFC and the corresponding inter-company payable at CII. This adjustment had no net effect on current liabilities or working capital. While management determined that it was appropriate to make this adjustment in the pro forma balance sheet (so that all CII balance sheet amounts are properly eliminated in the pro forma schedule), management did not believe the adjustment had a material impact on amounts previously reported.

(12)     The number of shares used to calculate basic and diluted earnings
         (loss) per share in the respective statement of operations were as follows:


          (in millions)                                   12/28/03                 10/3/04
                                                    ---------------------    --------------------
          Basic Shares                                       27.8                   28.2
          Diluted Shares                                     28.7                   29.1